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                                                                   Exhibit 10.33

                    AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT


     THIS AMENDMENT, dated as of May 15, 1996, is by and between Polymer Group, Inc. (the "Company"), Chicopee, Inc., a Delaware corporation ("Chicopee") and Jerry Zucker (the "Executive").

     WHEREAS, the parties hereto are parties to a Management Agreement dated as of March 15, 1995 (the "Management Agreement");

     WHEREAS, the Company is contemporaneously with the execution hereof consummating an initial public offering of its common stock; and

     WHEREAS, the parties hereto desire to amend certain provisions of the Management Agreement as set forth herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Vesting. Notwithstanding anything to the contrary contained in the Management Agreement, all Executive Stock shall be Vested Stock as of the date hereof.

     2.   Amendments.

     (i) The following definition set forth in Section 1 of the Management Agreement is hereby amended in its entirety to read as follows:

          "Credit Agreement" means the Amended and Restated Credit Agreement dated as of May 15, 1996 among Polymer Group, Inc. and its subsidiaries and the Chase Manhattan Bank, N.A. and certain other lenders, as the same may be amended, modified or amended and restated from time to time.

     (ii)  The definitions of "Vested Stock" and "Unvested Stock" set forth in
Section 1 of the Management Agreement are hereby deleted in their entirety.

     (iii) Sections 3, 4 and 6 of the Management Agreement and any definitions which are not used outstide of such sections are hereby deleted in their entirety.

     3. Counterparts. This Amendment may be executed in counterparts each of which may contain the signature of only one party but each such counterpart shall be deemed an original and all such counterparts taken together shall constitute one and the same Amendment.

     4. Effect of Amendment. The Management Agreement, as previously amended and otherwise as in effect immediately prior to this Amendment, continues in full force and effect in accordance with the original terms thereof, except and to the extent amended hereby. All
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references in the Management Agreement shall, from and after the effective date of this Amendment, refer to the Management Agreement as amended hereby.

     5. Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Management Agreement.

     6. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment will be governed by the internal law, and not the law of conflicts, of the State of Delaware.

                             *    *    *    *    *

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Management Agreement as of the date first above written.

                                   POLYMER GROUP, INC.

                                   By:  /s/ James G. Boyd

                                   Its: Executive Vice President, Treasurer and
                                        Secretary
                                        ---------------------------------------


                                   CHICOPEE, INC.

                                   By:  /s/ James G. Boyd
                                        ---------------------------------------

                                   Its: Executive Vice President, Treasurer and
                                        Secretary
                                        ---------------------------------------

                                        /s/ Jerry Zucker
                                        ---------------------------------------
                                        JERRY ZUCKER